UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

November 30, 2023

Spirit of America
Energy Fund

MESSAGE TO OUR SHAREHOLDERS (UNAUDITED)

Dear Shareholder,

We would like to start off by thanking you, our clients, for investing in the Spirit of America Energy Fund. In 2023 the Energy Fund had its third consecutive positive yearly gain. In an extremely challenging environment, the energy sector was able to navigate the market volatility. Although we can never be certain, we are optimistic in the energy sector and with improved financial structures plus sound business practices, the outlook for energy companies remains positive. We believe as American energy companies continue to assert themselves on the world stage, the benefits could be substantial.

When we first began this fund in July of 2014 we believed that there has always been a strong and consistent demand for energy; that new sources of energy were creating investment opportunities; and that there was potential for long term growth in the energy sector. This vision is still firmly in place.

The Spirit of America Energy Fund’s investment philosophy moving into 2024 will be to continue to invest in the energy infrastructure of our country. We believe there is long term value to investing in companies that are involved in the oil and gas sector. We are dedicated to diligently focusing on quality companies with the potential for long term growth.

We thank you for your support and look forward to a prosperous and successful 2024.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Douglas Revello Portfolio Manager

ENERGY FUND	1

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Economic Summary

4th Quarter 2023

At the end of December, the U.S. Bureau of Economic Analysis released its final reading of the third quarter 2023 gross domestic product (GDP), to show an increase in the annual growth rate of 4.9%, which was lower than initial projections of 5.2%, mainly because of a decline in consumer spending. At a 4.9% growth rate, the U.S. increased at more than twice the rate of growth in the previous quarter and puts to rest concerns of a recession this year. The solid third-quarter growth came even as the Federal Reserve raised interest rates to their highest level in years. The Fed has raised interest rates 11 times since March of last year, pushing the federal funds rates to a 22-year high of 5.25% to 5.5% to slow the economy and lower soaring inflation. Fed Chairman Jerome Powell hinted at the last rate meeting that Fed officials may soon be ready to reverse course on interest rate hikes. “If the economy evolves as projected, the median participant projects that the appropriate level of the federal funds rate will be 4.6% at the end of 2024, 3.6% at the end of 2025, and 2.9% at the end of 2026,” Fed Chair Jerome Powell said in a statement. The third quarter growth in the U.S. economy was buoyed by a strong consumer in spite of higher interest rates, ongoing inflation pressures, and a variety of other domestic and global headwinds. The sharp increase came due to contributions from consumer spending, increased inventories, exports, residential investment and government spending. The GDP increase marked the biggest gain since the fourth quarter of 2021. While the U.S. has proven resilient to the various challenges, most economists expect growth to slow considerably in the coming months. However, they generally think the U.S. can skirt a recession absent any other unforeseen shocks.

The U.S labor market closed out 2023 in strong shape as the pace of hiring was even more powerful than expected, the Labor Department reported. December’s job report showed employers added 216,000 positions for the month while the unemployment rate held at 3.7%. Payroll growth showed a sizeable gain from November’s downwardly revised 173,000. October was also revised lower, to 105,000 from 150,000, indicating a slightly less robust picture for growth in the fourth quarter. Economists surveyed by Dow Jones had been looking for payrolls to increase 170,000 and the unemployment rate to nudge higher to 3.8%. The December hiring boost as reflected in the Labor Department report was led by a gain of 52,000 in government jobs and another 38,000 in health-care related fields. The report showed that inflationary pressures, despite receding elsewhere, are still prevalent in the labor market. Average hourly earnings rose 0.4% on the month and were up 4.1% from a year ago, both higher than the respective estimates for 0.3% and 3.9%.

During its December meeting, The Federal Open Market Committee (FOMC) agreed to hold its benchmark rate steady in a range between 5.25% and 5.5%. At the meeting, Federal Reserve officials concluded that interest rate cuts are likely in 2024, though they appeared to provide little in the way of when that might occur, according to the minutes. Members indicated they expect three quarter-percentage point cuts by the end of 2024. Officials noted the progress that has been made in the battle to bring down inflation. They said supply chain factors that contributed substantially to a surge that peaked in mid-2022 appear to have eased. In addition, they cited progress in bringing the labor market better into balance, though that also is a work in progress. The “dot plot” of individual members’ expectations released following the meeting showed that participants expect cuts over the coming three years to bring the overnight borrowing rate back down near the long-run range of 2%. However, the minutes noted an “unusually elevated degree of uncertainty” about the policy path. Several members said it might be necessary to keep the funds rate at an elevated level if inflation doesn’t cooperate, and others noted the potential for additional hikes depending on how conditions evolve. Despite the cautionary tone from Fed officials, markets expect the central bank to cut aggressively in 2024.

Market Commentary

During the Fund’s fiscal year which ended November 30, 2023, the Energy Select Sector SPDR Fund (XLE), which is an exchange traded fund that tracks the performance of the Energy Select Sector Index, had a year to date return of (0.76%) and the S&P 500 Index had returned 20.80%. Despite extreme volatility throughout the fiscal year, the price per barrel (b) of West Texas Intermediate Crude (WTI) had a high of $93.68 in September and a low in March of $66.74, which is a 40.36% difference. However, the price for a barrel of oil only fell 1.2% from the end of November 2022 to the end of November 30, 2023.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONT.)

The U.S. macroeconomic forecast and the global macroeconomic forecast from Oxford Economics were finalized in mid-November. The U.S. Energy Information Administration’s (E.I.A) in December pointed to the OPEC+ voluntary cuts totaling 2.2 million barrels per day in its 2024 outlook. They continued to stress concerns around global oil demand and are expecting crude price pressures to continue into 2024. In addition to uncertainty about macroeconomic conditions, along with the evolving effects of consumer behavior on energy demand due to the pandemic, there are a wide range of potential scenarios for energy consumption. When you mix in demand uncertainty in the forecast results along with ongoing voluntary production cuts from members of OPEC+, it has been another volatile year for the oil sector.

The E.I.A states that the spot price for Brent crude oil averaged $83 per barrel in November which was $8 b lower than the October average. Concerns surrounding global oil demand growth largely led to the November decrease. Despite the minor pullback, E.I.A expects the falling global inventories will keep Brent prices around the mid-$80 b range. They estimate countries within the OPEC+ agreement have lowered crude oil production by 1.4 million b in 2023, partly offsetting production growth of 2.4 million b/d by non-OPEC+ producers. They forecast OPEC+ crude oil production to fall by an additional 0.6 million b/d on average in 2024.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty .

Fund Summary

The Spirit of America Energy Fund, SOAEX (the “Fund”), remained diversified across many U.S. geographic areas, with a focus on all the different segments of the Energy Sector. The Fund had a total return of 10.42% (no load, gross of fees) for fiscal year ended November 30, 2023. This compares to the 13.84% returned by its benchmark, the S&P 500 Index, for the same period. The Fund’s underperformance relative to its benchmark was principally due to its focus solely on the energy segment of the market compared to the S&P 500 which is a broader market perspective. The Fund did outperform the energy segment of the S&P 500 Index, which was negative for 2023 with a year to date total return of (1.33%). The Fund’s allocations to the Midstream Oil & Gas, Exploration & Production, and Refining & Marketing sectors contributed most to the Fund’s performance.

The material factors that affected the Fund were market direction, stock selection, and the ongoing geopolitical concerns. The value of the Fund and the securities in which the Fund invests may continue to be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future. The holdings of the Fund were chosen based on consideration of several factors including market capitalization, stable and strong balance sheets relative to peers, and companies with promising growth potential. The Fund did not rely on derivatives or leverage strategies, and focused on U.S. based energy companies.

ENERGY FUND	3

ILLUSTRATION OF INVESTMENTS (UNAUDITED)

Average Annual Total Returns (Unaudited)

For the periods ended November 30, 2023

	1 Year	3 Year	5 Year	Since Inception
Class A Shares - no load[1]	8.79%	26.35%	5.71%	-2.46%
Class A Shares - with load[1]	2.56%	23.89%	4.47%	-3.08%
Class C Shares - no load[2]	7.95%	25.42%	4.92%	-3.28%
Class C Shares - with load[2]	7.13%	25.42%	4.92%	-3.28%
Institutional Shares[3]	9.01%	26.68%	5.95%	-2.23%
S&P 500 Index[4]	13.84%	9.76%	12.51%	11.47%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

1	Class A Shares commenced operations on July 10, 2014.

2	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares 12b-1 fees and contingent deferred sales charge.

3	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

4	The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Summary of Portfolio Holdings (Unaudited)

As of November 30, 2023

Common Stocks (non-MLP)	70.62%	$154,372,265
Midstream - Oil & Gas (MLP)	19.12%	41,807,175
Money Market Funds	5.74%	12,546,498
Exploration & Production (MLP)	3.68%	8,042,270
Refining & Marketing (MLP)	0.69%	1,506,156
Gas Utilities (MLP)	0.08%	171,500
Oilfield Services & Equipment (MLP)	0.07%	149,622
Total Investments	100.00%	$218,595,486

Fixed Distribution Policy (Unaudited)

The Fund has set a fixed distribution per share policy of $3.06 per year, which commencing with the fiscal year beginning December 1, 2023, is payable in two payments of $1.53; one payment in May and one payment in November. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions. The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENTS (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)
(includes one-time 5.75% maximum sales charge and reinvestment of all distributions)

The graph below compares the decrease in value of a $10,000 investment in the Fund’s Class A Shares with the performance of the S&P 500 Index. The values and returns for the Fund’s Class A Shares include reinvested dividends and the impact of the maximum sales charge of 5.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund’s Class A Shares made on July 10, 2014 (commencement of operations) and held through November 30, 2023.

Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

ENERGY FUND	5

SCHEDULE OF INVESTMENTS   |   NOVEMBER 30, 2023

	Shares	Market Value
Master Limited Partnerships — Partnership Shares 23.50%

Exploration & Production 3.66%
Black Stone Minerals LP	458,249	$8,042,270

Gas Utilities 0.08%
Suburban Propane Partners LP	10,000	171,500

Midstream - Oil & Gas 19.01%
Cheniere Energy Partners LP	80,069	4,943,460
Delek Logistics Partners LP	2,000	102,320
Energy Transfer LP	776,200	10,781,418
Enterprise Products Partners LP	257,136	6,886,102
Holly Energy Partners LP	43,419	887,919
MPLX LP	195,397	7,124,175
Plains All American Pipeline LP	357,300	5,673,924
Western Midstream Partners LP	181,350	5,407,857
		41,807,175
Oilfield Services & Equipment 0.07%
USA Compression Partners LP	6,284	149,622

Refining & Marketing 0.68%
Sunoco LP	27,555	1,506,156

Total Master Limited Partnerships — Partnership Shares
(Cost $31,033,020)		51,676,723

Common Stocks 70.19%

Diversified Industrials 0.20%
ITT, Inc.	4,150	449,321

Exploration & Production 8.32%
Antero Resources Corp.(a)	4,000	94,520
APA Corp.	5,000	180,000
Chesapeake Energy Corp.	5,250	421,628
CNX Resources Corp.(a)	13,000	271,180
ConocoPhillips	9,300	1,074,801
Coterra Energy, Inc.	35,000	918,750
Devon Energy Corp.	22,250	1,000,583
Diamondback Energy, Inc.	9,450	1,459,175
EOG Resources, Inc.	14,950	1,839,897
EQT Corp.	14,000	559,440
Hess Corp.	1,300	182,728
Marathon Oil Corp.	64,773	1,647,177
Matador Resources Co.	3,000	173,640
Murphy Oil Corp.	4,000	171,080
Occidental Petroleum Corp.	16,050	949,358
Ovintiv, Inc.	4,000	177,360
Permian Resources Corp.	12,000	157,680
Pioneer Natural Resources Co.	25,450	5,895,238
Range Resources Corp.	8,000	260,000
Southwestern Energy Co.(a)	10,000	65,900

See accompanying notes which are an integral part of these financial statements

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |   NOVEMBER 30, 2023

	Shares	Market Value
Exploration & Production 8.32% (cont.)
Texas Pacific Land Corp.	125	$208,994
Viper Energy Inc	19,700	607,154
		18,316,283
Gas Utilities 0.13%
UGI Corp.	13,000	285,870

Integrated Electric Utilities 0.33%
Dominion Energy, Inc.	1,000	45,340
Duke Energy Corp.	1,750	161,490
PPL Corp.	20,250	528,930
		735,760
Integrated Oils 9.37%
BP PLC ADR	81,361	2,952,591
Chevron Corp.	78,730	11,305,628
Exxon Mobil Corp.	59,870	6,151,044
Shell PLC ADR	2,000	131,600
TotalEnergies SE ADR	1,000	68,050
		20,608,913
Midstream - Oil & Gas 30.41%
Antero Midstream Corp.	61,100	813,852
Cheniere Energy, Inc.	41,275	7,518,241
Enbridge, Inc.	197,627	6,891,253
EnLink Midstream LLC(a)	25,000	341,750
Hess Midstream LP, Class A	233,837	7,609,056
Kinder Morgan, Inc.	361,494	6,351,450
Kinetik Holdings, Inc.	7,000	254,520
ONEOK, Inc.	217,367	14,965,717
Plains GP Holdings LP, Class A(a)	71,000	1,147,360
Targa Resources Corp.	48,200	4,359,690
TC Energy Corp.	54,928	2,060,899
Williams Companies, Inc. (The)	395,532	14,551,621
		66,865,409
Oilfield Services & Equipment 1.98%
Baker Hughes Co.	60,000	2,025,000
Halliburton Co.	20,500	759,115
Liberty Oilfield Services, Inc., Class A	5,000	99,250
Schlumberger Ltd.	26,100	1,358,244
TechnipFMC PLC	5,000	103,600
		4,345,209
Power Generation 0.06%
NextEra Energy Partners LP	5,150	121,231

Refining & Marketing 19.39%
Delek US Holdings, Inc.	1,000	27,140
HF Sinclair Corp.	4,000	209,920
Marathon Petroleum Corp.	95,600	14,262,563
PBF Energy, Inc., Class A	12,000	532,800
Phillips 66	120,936	15,587,440

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	7

SCHEDULE OF INVESTMENTS (CONT.)   |   NOVEMBER 30, 2023

	Shares	Market Value
Valero Energy Corp.	95,919	$12,024,406
		42,644,269

Total Common Stocks
(Cost $117,390,128)		154,372,265

Money Market Funds 5.70%
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 5.26%(b)	12,546,498	12,546,498

Total Money Market Funds
(Cost $12,546,498)		12,546,498

Total Investments — 99.39%
(Cost $160,969,646)		218,595,486
Other Assets in Excess of Liabilities — 0.61%		1,335,683
NET ASSETS — 100.00%		$219,931,169

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2023.

ADR — American Depositary Receipt

See accompanying notes which are an integral part of these financial statements

8	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES  |  NOVEMBER 30, 2023

ASSETS
Investments in securities at value (cost $160,969,646)	$218,595,486
Receivable for investments sold	4,492,182
Dividends and interest receivable	735,599
Income tax receivable	116,873
Prepaid franchise tax	30,931
Prepaid expenses	33,426
TOTAL ASSETS	224,004,497

LIABILITIES
Payable for Fund shares redeemed	206,539
Payable for investments purchased	917,522
Payable for distributions to shareholders	2,653,293
Payable for investment advisory fees	169,550
Payable for distribution (12b-1) fees	45,178
Payable for accounting and administration fees	13,604
Payable for transfer agent fees	5,277
Other accrued expenses	62,365
TOTAL LIABILITIES	4,073,328
NET ASSETS	$219,931,169

SOURCE OF NET ASSETS
As of November 30, 2023, net assets consisted of:
Paid-in capital	$360,340,489
Accumulated earnings (deficit), net of deferred taxes	(140,409,320)
NET ASSETS	$219,931,169

NET ASSETS:
Class A Shares	$217,691,021
Class C Shares	$2,201,173
Institutional Shares	$38,975
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	17,538,603
Class C Shares	209,147
Institutional Shares	3,502
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares	$12.41
Class C Shares	$10.52
Institutional Shares	$11.13
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$13.17
MAXIMUM SALES CHARGE:
Class A Shares	5.75%

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	9

STATEMENT OF OPERATIONS

For the Year Ended
November 30, 2023

INVESTMENT INCOME
MLP Distributions	$7,323,740
Less Return of Capital	(7,323,740)
Dividends (net of foreign taxes withheld of $113,750)	5,220,126
Interest	57,472
TOTAL INVESTMENT INCOME	5,277,598

EXPENSES
Investment advisory	2,057,716
Distribution (12b-1) - Class A Shares	535,994
Distribution (12b-1) - Class C Shares	21,689
Accounting and Administration	155,903
Transfer agent	63,869
Sub transfer agent	54,122
Directors	46,066
Auditing	42,077
Insurance	40,497
Registration	37,902
Interest	33,356
Printing	32,967
Legal	23,867
Custodian	18,395
Chief Compliance Officer	9,409
Line of credit	6,223
Other	134,612
TOTAL EXPENSES	3,314,664
NET INVESTMENT INCOME BEFORE TAXES	1,962,934
Current and deferred income tax expense/(benefit), net of valuation allowance	—
NET INVESTMENT INCOME NET OF DEFERRED TAXES	1,962,934

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions	27,001,533
Net realized loss on foreign currency transactions	(4,654)
Current and deferred income tax expense/(benefit), net of valuation allowance	—
Net realized gain, net of deferred taxes	26,996,879
Net change in unrealized depreciation of investments	(11,495,987)
Current and deferred income tax expense/(benefit), net of valuation allowance	—
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	15,500,892
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,463,826

See accompanying notes which are an integral part of these financial statements

10	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	November 30, 2023	November 30, 2022

OPERATIONS
Net investment income net of deferred taxes	$1,962,934	$2,752,221
Net realized gain on investment transactions and foreign currency translations, net of deferred taxes	26,996,879	3,464,923
Net change in unrealized (depreciation) appreciation of investments, net of deferred taxes	(11,495,987)	63,542,316
Net increase in net assets resulting from operations	17,463,826	69,759,460

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A Shares	(19,866,936)	(38,246,899)
Class C Shares	(231,940)	(426,210)
Institutional Shares	(3,604)	(6,226)
Total distributions to shareholders from return of capital	(20,102,480)	(38,679,335)

From distributable earnings:
Class A Shares	(31,342,640)	(6,369,676)
Class C Shares	(365,914)	(70,982)
Institutional Shares	(5,686)	(1,037)
Total distributions to shareholders from distributable earnings	(31,714,240)	(6,441,695)
Total distributions to shareholders	(51,816,720)	(45,121,030)

CAPITAL TRANSACTIONS
Class A Shares:
Shares sold	36,203,100	40,265,063
Shares issued from reinvestment of distributions	20,753,399	17,975,054
Shares redeemed	(31,065,701)	(33,093,578)
Total Class A Shares	25,890,798	25,146,539
Class C Shares:
Shares sold	457,112	559,976
Shares issued from reinvestment of distributions	246,085	223,680
Shares redeemed	(456,524)	(331,465)
Total Class C Shares	246,673	452,191
Institutional Shares:
Shares issued from reinvestment of distributions	9,290	7,263
Total Institutional Shares	9,290	7,263
Increase in net assets derived from capital share transactions	26,146,761	25,605,993
Total increase (decrease) in Net Assets	(8,206,133)	50,244,423

NET ASSETS
Beginning of year	228,137,302	177,892,879
End of year	$219,931,169	$228,137,302

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	11

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

	For the Year Ended	For the Year Ended
	November 30, 2023	November 30, 2022

SHARE TRANSACTIONS
Class A Shares:
Shares sold	2,781,128	2,825,610
Shares issued from reinvestment of distributions	1,644,744	1,275,889
Shares redeemed	(2,448,004)	(2,335,613)
Total Class A Shares	1,977,868	1,765,886
Class C Shares:
Shares sold	42,264	45,152
Shares issued from reinvestment of distributions	22,572	17,644
Shares redeemed	(42,272)	(27,273)
Total Class C Shares	22,564	35,523
Institutional Shares:
Shares issued from reinvestment of distributions	814	559
Total Institutional Shares	814	559
Increase in shares outstanding	2,001,246	1,801,968

See accompanying notes which are an integral part of these financial statements

12	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS — CLASS A SHARES

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.*

	For the Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$14.50	$12.77	$12.18	$22.86	$29.19

From Investment Operations:
Net investment income(a)	0.12	0.19	0.22	0.23	0.21
Return of capital(a)	0.43	0.47	0.52	0.82	1.38
Net realized and unrealized gain (loss) on investments	0.42	4.13	2.91	(8.00)	(2.85)
Total from investment operations	0.97	4.79	3.65	(6.95)	(1.26)

Less Distributions:
Distributions from return of capital	(1.19)	(2.55)	(3.06)	(3.73)	(5.07)
Distributions from earnings	(1.87)	(0.51)	—	—	—
Total distributions	(3.06)	(3.06)	(3.06)	(3.73)	(5.07)

Net Asset Value, End of Year	$12.41	$14.50	$12.77	$12.18	$22.86
Total Return(b)	8.79%	40.82%	31.67%	(30.77)%	(5.47)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$217,691	$225,704	$176,105	$159,150	$347,373
Ratio of expenses to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.52%	1.50%	1.53%	1.56%	1.43%
Net of expense waivers or recoupment and before deferred tax benefit	1.52%	1.50%	1.53%	1.56%	1.43%
Deferred tax expense(c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total net expenses	1.52%	1.50%	1.53%	1.56%	1.43%
Ratio of net investment income to average net assets:
Before expense waivers or recoupments and deferred tax benefit	0.91%	1.33%	1.62%	1.49%	0.77%
Net of expense waivers or recoupment and before deferred tax benefit	0.91%	1.33%	1.62%	1.49%	0.77%
Deferred tax benefit (loss)(d)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	0.91%	1.33%	1.62%	1.49%	0.77%
Portfolio turnover rate	15%	11%	6%	8%	17%

*	Share amounts have been adjusted for 1:3 reverse stock splits that occurred on April 17, 2020.

(a)	Calculated based on the average number of shares outstanding during the period.

(b)	Calculation does not reflect sales load.

(c)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income and realized and unrealized gain (loss).

(d)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income only.

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	13

FINANCIAL HIGHLIGHTS — CLASS C SHARES

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.*

	For the Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$12.85	$11.67	$11.42	$21.93	$28.38

From Investment Operations:
Net investment income(a)	0.02	0.07	0.11	0.11	— (b)
Return of capital(a)	0.38	0.42	0.48	0.78	1.32
Net realized and unrealized gain (loss) on investments	0.33	3.75	2.72	(7.67)	(2.70)
Total from investment operations	0.73	4.24	3.31	(6.78)	(1.38)

Less Distributions:
Distributions from return of capital	(1.19)	(2.55)	(3.06)	(3.73)	(5.07)
Distributions from earnings	(1.87)	(0.51)	—	—	—
Total distributions	(3.06)	(3.06)	(3.06)	(3.73)	(5.07)

Net Asset Value, End of Year	$10.52	$12.85	$11.67	$11.42	$21.93
Total Return(c)	7.95%	39.86%	30.68%	(31.36)%	(6.10)%

Ratios and Supplemental Data:
Net assets, end of year (000)	$2,201	$2,398	$1,763	$1,644	$3,809
Ratio of expenses to average net assets:
Before expense waivers or recoupments and deferred tax benefit	2.27%	2.25%	2.28%	2.31%	2.18%
Net of expense waivers or recoupment and before deferred tax benefit	2.27%	2.25%	2.28%	2.31%	2.18%
Deferred tax expense(d)	0.00%	0.00%	0.00%	0.00%	0.00%
Total net expenses	2.27%	2.25%	2.28%	2.31%	2.18%
Ratio of net investment income to average net assets:
Before expense waivers or recoupments and deferred tax benefit	0.16%	0.58%	0.87%	0.73%	0.02%
Net of expense waivers or recoupment and before deferred tax benefit	0.16%	0.58%	0.87%	0.73%	0.02%
Deferred tax benefit (loss)(e)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	0.16%	0.58%	0.87%	0.73%	0.02%
Portfolio turnover rate	15%	11%	6%	8%	17%

*	Share amounts have been adjusted for 1:3 reverse stock splits that occurred on April 17, 2020.

(a)	Calculated based on the average number of shares outstanding during the period.

(b)	Amount is less than $0.005.

(c)	Calculation does not reflect sales load.

(d)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income and realized and unrealized gain (loss).

(e)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income only.

See accompanying notes which are an integral part of these financial statements

14	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS — INSTITUTIONAL SHARES

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

				For the
				Period Ended
	For the Year Ended November 30,			November 30,
	2023	2022	2021	2020(a)
Net Asset Value, Beginning of Period	$13.30	$11.88	$11.48	$12.23

From Investment Operations:
Net investment income(b)	0.14	0.21	0.24	0.16
Return of capital(b)	0.39	0.43	0.49	0.63
Net realized and unrealized gain on investments	0.36	3.84	2.73	0.25	(c)
Total from investment operations	0.89	4.48	3.46	1.04

Less Distributions:
Distributions from return of capital	(1.19)	(2.55)	(3.06)	(1.79)
Distributions from earnings	(1.87)	(0.51)	—	—
Total distributions	(3.06)	(3.06)	(3.06)	(1.79)

Net Asset Value, End of Period	$11.13	$13.30	$11.88	$11.48
Total Return	9.01%	41.33%	31.96%	9.54	% (d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$39	$36	$25	$19
Ratio of expenses to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.27%	1.25%	1.28%	1.31	% (e)
Net of expense waivers or recoupment and before deferred tax benefit	1.27%	1.25%	1.28%	1.31	% (e)
Deferred tax expense(f)	0.00%	0.00%	0.00%	0.00	% (e)
Total net expenses	1.27%	1.25%	1.28%	1.31	% (e)
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupments and deferred tax benefit	1.17%	1.59%	1.88%	2.35	% (e)
Net of expense waivers or recoupment and before deferred tax benefit	1.17%	1.59%	1.88%	2.35	% (e)
Deferred tax benefit (loss)(g)	0.00%	0.00%	0.00%	0.00	% (e)
Net investment income	1.17%	1.59%	1.88%	2.35	% (e)
Portfolio turnover rate	15%	11%	6%	8	% (d)

(a)	For the period May 1, 2020 (commencement of operations) to November 30, 2020.

(b)	Calculated based on the average number of shares outstanding during the period.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Not annualized.

(e)	Annualized.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income and realized and unrealized gain.

(g)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income only.

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	15

NOTES TO FINANCIAL STATEMENTS  |   NOVEMBER 30, 2023

Note 1 – Organization

Spirit of America Energy Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Company offers six separate series, or mutual funds (the “Spirit of America Funds”), each with its own investment objective and strategy. The Fund commenced operations on July 10, 2014. The investment objective of the Fund is to provide investors long-term capital appreciation and current income.

The Fund currently offers Class A Shares, Class C Shares and Institutional Shares. Each class of shares for the Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Fund will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.75% as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. A CDSC of 1.00% on Class C Shares applies to shares sold within 13 months of purchase.

Effective April 17, 2020 and April 20, 2018, the Fund underwent a 1-for-3 reverse share split. The effect of the reverse share split transactions was to divide the number of outstanding shares of the Fund by the reverse split factor, with a corresponding increase in the NAV per share. These transactions did not change the net assets of the Fund or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to each reverse share split.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and NAV per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Pursuant to Rule 2a-5 under the 1940 Act, the Company’s Board of Directors (the “Board”) has designed Spirit of America Management Corp., the Company’s investment adviser, as the Company’s Valuation Designee, to perform any fair value determinations for securities and other assets held by the Fund for which market quotations are not readily available in accordance with the Company’s Valuation Procedures.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

●	Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

●	Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   NOVEMBER 30, 2023

●	Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value the Fund’s investments as of November 30, 2023 is as follows:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Master Limited Partnerships - Common Stocks	$51,676,723	$—	$—	$51,676,723
Common Stocks	154,372,265	—	—	154,372,265
Money Market Funds	12,546,498	—	—	12,546,498
Total Investment Securities	$218,595,486	$—	$—	$218,595,486

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

C. Security Transactions and Related Income: The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable.

D. Federal Income Taxes: The Fund is taxed as a regular C-corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended, in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in Master Limited Partnerships (“MLPs”) invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/ or sales of MLP interests and such taxes will reduce your return from an investment in the Fund (see Note 9).

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLPs net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Fund will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The S&P 500 Index (the “Index”), however, is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

ENERGY FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   NOVEMBER 30, 2023

The Fund’s income tax expense/(benefit) consists of the following:

November 30, 2023	Current	Deferred	Total
Federal	$—	$4,600,683	$4,600,683
State (net of federal)	—	764,579	764,579
Valuation Allowance	—	(5,365,262)	(5,365,262)
Total tax expense	$—	$—	$—

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of
November 30,
Deferred tax assets:	2023
Net operating loss carryforward	$4,705,418
Net capital loss carryforward	25,862,060
Other	65,935
Valuation Allowance	(13,756,931)
$16,876,482
Deferred tax liability:
Net unrealized gain (loss) on investment securities	$(16,876,482)
Net Deferred Tax Asset/(Liability)	$—

Net operating loss carryforwards are available to offset future taxable income. Prior to the passing of the Coronavirus Aid, Relief, and Economic Security (CARES) Act, Net Operating Losses (“NOLs”) were subject to the Tax Cuts and Jobs Act (TCJA) but are now governed under the CARES Act. Under the CARES Act, NOLs arising in tax years beginning after December 31, 2017, and before January 1, 2021, may be carried back five tax years and carried forward twenty years. Since the enactment of the TCJA, NOLs generally could not be carried back but could be carried forward indefinitely. Further, the TCJA limited NOL absorption to 80% of taxable income. The CARES Act temporarily removes the 80% limitation, reinstating it for tax years beginning after December 31, 2020. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2017	$663,643	November 30, 2037
November 30, 2018	16,667,406	November 30, 2038
November 30, 2021	3,563,348	Indefinite

Net capital loss carryforwards are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2023. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2019	$27,517,058	November 30, 2024
November 30, 2020	79,877,625	November 30, 2025
November 30, 2021	7,445,727	November 30, 2026

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   NOVEMBER 30, 2023

Based upon the Fund’s assessment, it has determined that it is more likely than not that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for additional valuation allowance in the future. Significant changes in the fair value of its portfolio investments may change the Fund’s assessment of the recoverability of these assets and may impact the valuation allowances recorded against all or a portion of the Fund’s gross deferred tax assets.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

Fiscal Year Ended
November 30,
2023
Income tax expense at statutory rate	$3,667,403
State income taxes (net of federal effect)	265,450
Permanent differences, net	(864,281)
Effect of tax rate change	440,088
Capital loss carryforward expiration	1,856,602
Valuation allowance	(5,365,262)
Net income tax expense	$—

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the fiscal year ended November 30, 2023, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The tax periods ended November 30, 2020, November 30, 2021 and November 30, 2022 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund is required to file income tax returns in certain states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Fiscal Year Ended
November 30,
2023
Gross unrealized appreciation - investment securities	$76,691,044
Gross unrealized depreciation - investment securities	(1,801,029)
Net unrealized appreciation - investment securities	$74,890,015
Cost basis of investments	$143,705,471

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Board has set a distribution policy in which the Fund pays fixed rate monthly distributions to shareholders, all or a portion of which is expected to be characterized as return of capital. Return of capital distributions will generally not be taxable to the shareholders for U.S. federal income tax purposes. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year.

ENERGY FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   NOVEMBER 30, 2023

G. Allocation of Income, Expenses, Gains and Losses: Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Note 3 – Derivative Transactions

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The Fund did not hold any derivatives as of November 30, 2023.

A. Recently Issued Accounting Pronouncement

In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund has adopted procedures in accordance with Rule 18f-4.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund has adopted procedures in accordance with Rule 2a-5.

Regulatory Update – Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Note 4 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the fiscal year ended November 30, 2023, excluding short-term investments, were $32,171,693 and $71,018,667, respectively.

There were no purchases or sales of long-term U.S. Government Obligations during the fiscal year ended November 30, 2023.

Note 5 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.95% of the Fund’s average daily net assets. Investment advisory fees for the fiscal year ended November 30, 2023 were $2,057,716.

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   NOVEMBER 30, 2023

The Fund has adopted a Plan of Distribution (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan permits the Fund or class, as applicable, to pay David Lerner Associates, Inc. (the “Distributor”) from its own assets for the Distributor’s services and expenses in distributing shares of the Fund (“12b-1 fees”) and providing personal services and/ or maintaining shareholder accounts (“service fees”). The Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. With respect to Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to the Distributor or to institutions that have agreements with the Distributor to provide such services. Each class of shares of the Fund has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of the respective share class of the Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Fund’s Institutional Class Shares do not have a 12b-1 Plan. For the fiscal year ended November 30, 2023, fees paid to the Distributor under the 12b-1 Plan were $557,683.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the fiscal year ended November 30, 2023, sales charges received by the Distributor were $1,474,495. CDSC fees collected for the fiscal year ended November 30, 2023 were $16,076 for Class A Shares and $582 for Class C Shares.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $6,000, $1,500 for each Board meeting attended, $500 for each special meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers directly for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the fiscal year ended November 30, 2023, the Fund was allocated $9,409 of the Chief Compliance Officer’s salary.

Note 6 – Concentration and Other Risks

The Fund concentrates its investments in securities and other assets of energy and energy related companies. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries. Due to the fact that the Fund normally invests at least 80% of its assets in the securities of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and-demand for energy resources, and various political, regulatory, and economic factors. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

Note 7 – Line of Credit

The Company participates in a short-term credit agreement (“Line of Credit”) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 15, 2024. Borrowings under this agreement bear interest at the 1-Month Secured Overnight Financing Rate plus 1.625%. Maximum borrowings for the Company is the lesser of $5,000,000 or 10% of the Fund’s daily market value. During the fiscal year ended November 30, 2023, the Fund’s borrowing activity was as follows:

Total bank line of credit as of November 30, 2023	$5,000,000
Average borrowings during period	$533,596
Number of days outstanding*	38
Average interest rate during period	6.559%
Highest balance drawn during period	$2,374,745
Highest balance interest rate	6.960%
Interest expense incurred	$33,356
Interest rate at November 30, 2023	6.956%

*	Number of days outstanding represents the total days during the fiscal year ended November 30, 2023 that the Fund utilized the line of credit.

ENERGY FUND	21

Note 8 – Reclassification

Permanent differences, incurred during the fiscal year ended November 30, 2023, resulting from differences in book and tax accounting have been reclassified at year end to accumulated earnings and paid-in capital as follows:

Accumulated Earnings	Paid-In Capital
$20,102,480	$(20,102,480)

Note 9 – Subsequent Events

At a meeting held on November 13, 2023, the Board considered and approved, among other related proposals, the change in the U.S. federal income tax treatment of the Fund from a regular corporation, or “C” corporation (“C-Corp”), to that of a “regulated investment company” (“RIC”), beginning with the Fund’s current fiscal year ending November 30, 2024, and a change in the frequency of the Fund’s distributions from monthly to semi-annually.

The Fund was previously treated as a C-Corp rather than a RIC primarily due to the Fund’s investments in securities and other assets of energy and energy related companies, including MLPs, which, if the MLPs exceeded 25% of the Fund’s gross assets, could have caused the Fund to fail to qualify as a RIC. However, the Adviser has concluded that it can operate the Fund under its current investment strategy and qualify as a RIC under the Internal Revenue Code of 1986, as amended, which is the typical tax status of a mutual fund. The Fund’s investment strategy, including the Fund’s investments in MLPs, is not expected to materially change as a result of qualifying as a RIC for income tax purposes. The Fund’s portfolio is intended to meet RIC requirements as of the end of the Fund’s first fiscal quarter of the 2024 fiscal year, which is February 29, 2024.

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Management has determined that there were no additional items requiring additional disclosure.

22	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Spirit of America Energy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Spirit of America Energy Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc., including the schedule of investments, as of November 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2024

ENERGY FUND	23

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX-MONTH PERIOD JUNE 1, 2023 THROUGH NOVEMBER 30, 2023

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the six-month period from June 1, 2023 through November 30, 2023.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess the Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

	Beginning	Ending	Expenses
	Account Value,	Account Value,	Annualized	Expenses Paid
	June 1, 2023	November 30, 2023	Expense Ratio	During Period[1]
Class A Shares
Actual	$1,000.00	$ 1,199.40	1.54%	$8.49
Hypothetical[2]	$1,000.00	$ 1,017.35	1.54%	$7.79
Class C Shares
Actual	$1,000.00	$ 1,194.80	2.29%	$12.60
Hypothetical[2]	$1,000.00	$ 1,013.59	2.29%	$11.56
Institutional Shares
Actual	$1,000.00	$ 1,200.90	1.29%	$7.12
Hypothetical[2]	$1,000.00	$ 1,018.60	1.29%	$6.53

[1]	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[2]	Assumes a 5% annual return before expenses.

24	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling (516) 390-5565.

Name and Address (Year of Birth)	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years	Other Experience, Skills, Attributes and Qualifications of Director
INTERESTED DIRECTORS
David Lerner[2] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1936)	Director, Chairman of the Board and President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s Investment Adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s Investment Adviser.	Mr. David Lerner is the founder of the Investment Adviser and has been a Director and President of the Funds since inception. He has over 50 years of securities industry experience and is the President and a Director of the Investment Adviser.
Daniel Lerner[2] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1961)	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker- dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.	Mr. Daniel Lerner has been a Director of the Funds since inception. He has over 30 years of securities industry experience and is also a Senior Vice President and a Director of the Distributor.

ENERGY FUND	25

MANAGEMENT OF THE COMPANY (UNAUDITED) (CONT.)

Name and Address (Year of Birth)	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years	Other Experience, Skills, Attributes and Qualifications of Director
INDEPENDENT DIRECTORS
Allen Kaufman c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1936)	Director	Since 1998	Vice President of K.G.K. Agency, Inc. since 2019; Former President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, from 1963 to 2019.3	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.	Mr. Kaufman has been a Director of the Funds since inception. He has over 50 years of business leadership experience and is currently a vice president of an insurance agency. He received his B.B.A. from the Baruch School of Business.
Stanley S. Thune c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1936)	Lead Director, Chairman of the Audit Committee	Since 1998	Private equity investor. Former President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, from 1994 to 2012.	6	Former Director of Freight Management Systems, Inc. and Former Chairman of the Board and a Director of Delta Queen Steamboat Company	Mr. Thune has been a Lead Director of the Funds and Chairman of the Audit Committee since inception. Currently, he is a private equity investor and portfolio manager. His extensive business experience includes major responsibilities as V.P. Corporate Planning and Development for the Coca Cola Bottling Company Of New York, President and CEO of Delta Queen Steamboat Company, President of Research Cottrell, and Founder and President of Freight Management Systems, Inc. He received his B.S. in Chemical Engineering from The City College of New York, and an M.B.A. from the Baruch School of Business.
John J. Desmond c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1950)	Director	Since 2022	Former Senior Audit Partner, Partner in Charge of Long Island office and Partnership Board Member of Grant Thornton, LLP (August 1980 to July 2015).	6	Director and Member of the Compensation Committee, Risk Committee and Ad-Hoc Strategic Planning Committee and Chair of the Audit Committee, The First National Bank of Long Island Corporation and its wholly owned subsidiary, The First National Bank of Long Island (2016 to present); Director and Chair of the Audit Committee, Clip Money Inc. (2022 to present). Former Director, Former Chair of the Audit Committee and Former Member of the Compensation Committee and Nominating & Corporate Governance Committee, MusclePharm Corporation (2017 to 2021).	Mr. Desmond has been a Director of the Company since 2022. He is a Certified Public Accountant and has over 40 years of business leadership experience, including as an audit partner on publicly and privately held companies, both international and domestic. He received his B.S. in Accountancy from St. John’s University.

26	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED) (CONT.)

Name and Address (Year of Birth)	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years	Other Experience, Skills, Attributes and Qualifications of Director
OFFICERS
David Lerner (see biography above)	President
Alan P. Chodosh c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1954)	Treasurer and Secretary	Since 2003 and 2005, respectively	Senior Advisor, David Lerner Associates, Inc. from April 2016 to present; Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. from June 1999 to August 2015.	N/A	N/A	N/A
Joseph Pickard c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, NY 11791 (1960)	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; Senior Vice President and General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A	N/A

[1]	Each director serves for an indefinite term, until his successor is elected.

[2]	David Lerner is an “interested” director, as defined in the 1940 Act, by reason of his positions with the Investment Adviser, and Daniel Lerner is an “interested” director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

[3]	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” director because the insurance services are less than $120,000 in value.

ENERGY FUND	27

The following notice does not constitute part of and is not
incorporated into the prospectus of the Fund.

PRIVACY NOTICE
Rev. 5/2018

FACTS	WHAT DOES THE SPIRIT OF AMERICA ENERGY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number

●     account balances

●     account transactions

●     transaction history

●     wire transfer instructions

●     checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Spirit of America Investment Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (516) 390-5565

28	SPIRIT OF AMERICA

What we do
Who is providing this notice?	Funds advised by Spirit of America Management Corp. A complete list is included below.
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, typically through David Lerner Associates, Inc., (“DLA”) for example, when you

●     open an account

●     provide account information

●     give DLA your contact information

●     make a wire transfer

●     tell DLA where to send the money

DLA may collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●     Our affiliates include: Spirit of America Management Corp; David Lerner Associates, Inc.; The Great Art Fund, LLC; and SRLA, Inc.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint Marketing	● The Fund does not jointly market.
Fund providing this notice
Spirit of America Energy Fund

ENERGY FUND	29

Proxy Voting Information

The Company’s Statement of Additional Information containing a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and on the Fund’s website at www.soafunds.com.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Distributor
David Lerner Associates, Inc.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Independent Registered
Public Accounting Firm
Tait Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

For additional information about the Spirit of America Energy Fund, call (800) 452-4892 or (516) 390-5565.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2023 Spirit of America	SOAEN-AR-23

(b)	Not applicable.

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is John Desmond, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $28,800

Fiscal year ended 2022: $24,800

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $0

Fiscal year ended 2022: $0

Fees for 2023 and 2022 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $3,700

Fiscal year ended 2022: $3,700

Fees for 2023 and 2022 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2023: $0

Fiscal year ended 2022: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended November 30, 2023 and November 30, 2022 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of	Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Spirit of America Funds, Inc.

By (Signature and Title)       /s/ David Lerner

David Lerner, Principal Executive Officer

Date   2/2/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ David Lerner

David Lerner, Principal Executive Officer

Date   2/2/2024

By (Signature and Title)      /s/ Alan P. Chodosh

Alan P. Chodosh, Principal Financial Officer

Date    2/2/2024